                                                                  EXHIBIT 10.3.8

                              COOPERATION AGREEMENT

            THIS COOPERATION AGREEMENT (this "AGREEMENT") is made as of the 25th day of June, 2004, by and between the Mortgage Borrowers listed on the signature page hereof (collectively, the "MORTGAGE BORROWERS"), Lodgian Mezzanine Fixed, LLC (the "MEZZANINE BORROWER"), and MERRILL LYNCH MORTGAGE LENDING, INC., in its capacity as both mortgage lender and mezzanine lender ("LENDER").

                                    RECITALS:

            A. The Mortgage Borrowers identified on Schedule 1 as the "Pool 1 Borrowers" (collectively, the "POOL 1 BORROWERS"), by that certain Promissory Note of even date herewith given to Lender ("MORTGAGE NOTE 1"), are indebted to Lender in the original principal sum of $63,801,000 ("MORTGAGE LOAN 1") as governed by that certain Loan and Security Agreement of even date herewith between the Pool 1 Borrowers and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, "MORTGAGE LOAN AGREEMENT 1").

            B. The Mortgage Borrowers identified on Schedule 1 as the "Pool 2 Borrowers" (collectively, the "POOL 2 BORROWERS"), by that certain Promissory Note of even date herewith given to Lender ("MORTGAGE NOTE 2"), are indebted to Lender in the original principal sum of $67,864,000 ("MORTGAGE LOAN 2") as governed by that certain Loan and Security Agreement of even date herewith between the Pool 2 Borrowers and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, "MORTGAGE LOAN AGREEMENT 2").

            C. The Mortgage Borrowers identified on Schedule 1 as the "Pool 3 Borrowers" (collectively, the "POOL 3 BORROWERS") by that certain Promissory Note of even date herewith given to Lender ("MORTGAGE NOTE 3"), are indebted to Lender in the original principal sum of $66,818,500 ("MORTGAGE LOAN 3") as governed by that certain Loan and Security Agreement of even date herewith between the Pool 3 Borrowers and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, "MORTGAGE LOAN AGREEMENT 3").

            D. The Mortgage Borrowers identified on Schedule 1 as the "Pool 4 Borrowers" (collectively, the "POOL 4 BORROWERS"), by that certain Promissory Note of even date herewith given to Lender ("MORTGAGE NOTE 4", and together with Mortgage Note 1, Mortgage Note 2, and Mortgage Note 3, collectively, the "MORTGAGE NOTES"), are indebted to Lender in the original principal sum of $61,516,500 ("MORTGAGE LOAN 4", and together with Mortgage Loan 1, Mortgage Loan 2, and Mortgage Loan 3, collectively, the "MORTGAGE LOANS") as governed by that certain Loan and Security Agreement of even date herewith between the Pool 4 Borrowers and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, "MORTGAGE LOAN AGREEMENT 4", and together with Mortgage Loan Agreement 1, Mortgage Loan Agreement 2, and Mortgage Loan Agreement 3, collectively, the "MORTGAGE LOAN AGREEMENTS").

[Fixed Loan]

            E. Mortgage Loan 1, Mortgage Loan 2, Mortgage Loan 3, and Mortgage Loan 4 are secured, in part, by Mortgages on the respective pools of Properties identified on Schedule 2 (each, a "POOL", and collectively, the "POOLS").

            F. The Mezzanine Borrower, by that certain Mezzanine Note of even date herewith given to Lender (the "MEZZANINE NOTE"), is indebted to Lender in the aggregate principal sum of One Hundred and No/100 ($100.00) (the "MEZZANINE LOAN") as governed by that certain Mezzanine Loan Agreement of even date herewith between the Mezzanine Borrower and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "MEZZANINE LOAN AGREEMENT").

            G. Lender has required as a condition to making the Mortgage Loans and the Mezzanine Loan that the Mortgage Borrowers and the Mezzanine Borrower enter into this Agreement with Lender.

                                    AGREEMENT

            For ten ($10) dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

            Section 1. Adjustment of Mortgage Loans and Mezzanine Loan/Loan Modification. Lender shall have the right in its sole discretion, at any time prior to the final Securitization of the last of the Mortgage Loans to be securitized, to cause any of the following to occur (each, a "LOAN MODIFICATION"):

            (1) separately adjust the principal amount and applicable interest rates of any of the Mortgage Loans and the Mezzanine Loan, provided that (i) the aggregate principal amount of the Mortgage Loans and the Mezzanine Loan immediately after such adjustment shall equal the aggregate outstanding principal balance of the Mortgage Loans and the Mezzanine Loan immediately prior to such adjustment, (ii) the weighted average interest rate of the Mortgage Loans and the Mezzanine Loan immediately after such adjustment shall equal the weighted average interest rate which was applicable to the Mortgage Loans and the Mezzanine Loan immediately prior to such adjustment,
            (iii) the aggregate debt service payments on the Mortgage Loans and the Mezzanine Loan immediately after such adjustment shall equal the aggregate debt service payments which were due under the Mortgage Loans and the Mezzanine Loan immediately prior to such adjustment, and (iv) the other material terms and provisions of each of the Mortgage Loans and the Mezzanine Loan shall remain unchanged and none of the foregoing adjustments shall increase the obligations or reduce the rights of the Mortgage Borrowers, the Mezzanine Borrower or Guarantor in any material respect; and/or

            (2) cause any of the Properties in any one or more of the Pools to become Collateral for any other Pool.

Any Loan Modification shall be subject to the following:

            (a) (i) If Lender elects to increase the principal amount of the Mezzanine Loan, the Mezzanine Borrower shall contribute to the Mortgage Borrowers such additional loan proceeds to be applied to repay, dollar for dollar, the Mortgage Notes (in an amount and as designated by Lender), and the Lender under the Mortgage Notes will accept such prepayment without penalty, premium or additional costs (except as provided herein) to the Mortgage Borrowers; (ii) If Lender elects to increase the principal amount of the Mortgage Loans, or any of them, and reduce the principal amount of the Mezzanine Loan, the Mortgage Borrowers shall distribute to the Mezzanine Borrower such additional loan proceeds to be applied to repay, dollar for dollar, the Mezzanine Note, and the Lender under the Mezzanine Note will accept such prepayment without penalty, premium or additional costs to the Mezzanine Borrower (except as provided herein); and (iii) If Lender elects to increase the principal amount of any of the Mortgage Loans and decrease the amount of any of the other Mortgage Loans, the applicable Mortgage Borrowers shall distribute to the Mezzanine Borrower such additional loan proceeds and the Mezzanine Borrower shall contribute to the applicable Mortgage Borrowers (whose Mortgage Loans are to be decreased) such additional loan proceeds to be applied to repay, dollar for dollar, the applicable Mortgage Notes, and the Lender under the applicable Mortgage Notes will accept such prepayment without penalty, premium or additional costs to the Mortgage Borrowers (except as provided herein).

            (b) The Mortgage Borrowers and the Mezzanine Borrower shall cooperate, and shall cause Guarantor and any Affiliates thereof (the "LODGIAN PARTIES") to cooperate, with all reasonable requests of Lender in connection with any Loan Modification including, without limitation (x) execution and delivery of such documents as shall reasonably be required by Lender in connection therewith (including amended and restated notes, amended and restated loan agreements, replacement Mortgages, replacement Assignments of Leases, and ratifications by Guarantor of any of its obligations under any guaranties or indemnities provided under the Mortgage Loan or the Mezzanine Loan), and (y) transfers of one or more Properties among the Mortgage Borrowers, to the extent required to comply with the terms of Article IX of the Mortgage Loan Agreements;

            (c) The Mortgage Borrowers and the Mezzanine Borrower hereby absolutely and irrevocably appoint Lender their true and lawful attorney coupled with an interest, in their name and stead to make and execute all documents necessary to effect any Loan Modification, provided, however, that Lender shall not make or execute any such documents under such power until ten (10) days after notice by Lender to Mortgage Borrowers and Mezzanine Borrower of such intent to exercise its right under such power;

            (d) At Lender's request, in connection with any Loan Modification the Mortgage Borrowers and the Mezzanine Borrower shall deliver to Lender, at the Mortgage Borrowers' and the Mezzanine Borrower' expense, replacement opinion letters in form and substance similar to the opinion letters delivered on the Closing Date addressed to any subsequent holders of any of the Mortgage Loans or the Mezzanine Loan or any interest therein (including, without limitation, each trustee holding any of the Mortgage Loans or the Mezzanine Loan) with respect to any opinion letter delivered in connection with the Mortgage Loans and the Mezzanine Loan;

            (e) Lender shall pay all reasonable out-of-pocket costs and expenses incurred by the Mortgage Borrowers and the Mezzanine Borrower in connection with a Loan Modification (other than the Mortgage Borrowers', Mezzanine Borrower's and Guarantor's internal costs and expenses, and the costs and expenses of their respective counsel, mortgage recording fees and taxes, required endorsements, if any, to the Title Policies (as such term is defined in the Mortgage Loan Agreement and the Mezzanine Loan Agreement), and Property transfer costs).

            Section 2. Capitalized Terms; Notices. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Mortgage Loan Agreements. Any notices, requests, demands or other communications required or permitted hereunder shall be delivered as specified in the Mortgage Loan Agreements and the Mezzanine Loan Agreement.

            Section 3. Event of Default. It shall be an Event of Default under the Mortgage Loans and the Mezzanine Loan if any of the Mortgage Borrowers, the Mezzanine Borrower, or the Lodgian Parties fail to comply with any of the terms, covenants or conditions of this Agreement within ten (10) Business Days after receipt of written request from Lender.

            Section 4. Governing Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State of New York and the applicable laws of the United States of America.

            Section 5. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Mortgage Borrowers, the Mezzanine Borrower, Guarantor, or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

            Section 6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Mortgage Borrowers, the Mezzanine Borrower, Guarantor, and Lender and their respective successors and assigns forever.

            Section 7. Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

            Section 8. Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

            Section 9. Duplicate Originals, Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                         [NO FURTHER TEXT ON THIS PAGE]

            IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.

                                LENDER:

                                MERRILL LYNCH MORTGAGE
                                LENDING, INC.

                                By: /s/ Robert Spinna
                                    ----------------------------
                                Name: Robert Spinna
                                Title: Vice President

                       [signatures continue on next page]

[Fixed Loan]

                                MEZZANINE BORROWER:

                                LODGIAN MEZZANINE FIXED, LLC

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary

                                MORTGAGE BORROWERS:

                                IMPAC HOTELS I, L.L.C.
                                LODGIAN DENVER LLC
                                LODGIAN HOTELS FIXED I, LLC
                                MACON HOTEL ASSOCIATES, L.L.C.
                                SERVICO NORTHWOODS, INC.

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory for each of
                                       the entities listed above

                                ALBANY HOTEL, INC.
                                APICO INNS OF GREEN TREE, INC.
                                LODGIAN AUGUSTA LLC
                                LODGIAN HOTELS FIXED II, INC.
                                LODGIAN LAFAYETTE LLC
                                LODGIAN TULSA LLC

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory for each of the
                                       entities listed above

                                AMI OPERATING PARTNERS, L.P.

                                By: AMIOP ACQUISITION GENERAL
                                    PARTNER SPE CORP., a Delaware
                                    corporation, its general partner

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory

                                DEDHAM LODGING ASSOCIATES I, LIMITED
                                PARTNERSHIP

                                By: DEDHAM LODGING SPE, INC., a Delaware
                                    corporation, its general partner

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title:  Vice President and Secretary, or
                                        Authorized Signatory

                                LODGIAN AMI, INC.
                                LODGIAN HOTELS FIXED III, LLC
                                MINNEAPOLIS MOTEL ENTERPRISES, INC.

                                By: s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory for each of the
                                       entities listed above

                                SERVICO CENTRE ASSOCIATES, LTD.

                                By: SERVICO PALM BEACH GENERAL
                                    PARTNER SPE, INC., a Delaware
                                    corporation, its general partner

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory

                                LODGIAN FAIRMONT LLC
                                NH MOTEL ENTERPRISES, INC.
                                SERVICO COLUMBIA, INC.
                                SERVICO HOUSTON, INC.

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory for each of the
                                       entities listed above

                                LITTLE ROCK LODGING ASSOCIATES I,
                                LIMITED PARTNERSHIP

                                By: LODGIAN LITTLE ROCK SPE, INC.,
                                    a Delaware corporation, its general partner

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory

                                LODGIAN HOTELS FIXED IV, L.P.

                                By: LODGIAN HOTELS FIXED IV GP, INC.,
                                    a Delaware corporation, its general partner

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory

                                GUARANTOR:

                                LODGIAN, INC.

                                By: /s/ Daniel E. Ellis
                                    ----------------------------
                                Name:  Daniel E. Ellis
                                Title: Senior Vice President

                                   SCHEDULE 1

                               MORTGAGE BORROWERS

Pool 1 Borrowers

Lodgian Hotels Fixed I, LLC
Macon Hotel Associates, L.L.C.
Servico Northwoods, Inc.
Impac Hotels I, L.L.C.
Lodgian Denver LLC

Pool 2 Borrowers

AMI Operating Partners, L.P.
Albany Hotel, Inc.
Apico Inns of Green Tree, Inc.
Lodgian Tulsa LLC
Lodgian Augusta LLC
Lodgian Lafayette LLC
Dedham Lodging Associates I, Limited Partnership
Lodgian Hotels Fixed II, Inc.

Pool 3 Borrowers

Minneapolis Motel Enterprises, Inc.
Servico Centre Associates, Ltd.
Lodgian Hotels Fixed III, LLC -
Lodgian AMI, Inc.

Pool 4 Borrowers

NH Motel Enterprises, Inc.
Servico Columbia, Inc.
Lodgian Fairmont LLC
Little Rock Lodging Associates I, Limited Partnership
Lodgian Hotels Fixed IV, L.P.
Servico Houston, Inc.

[Fixed Loan]

                                   SCHEDULE 2

                                   PROPERTIES

Pool 1
Marriott  - Aurora
Courtyard by Marriott - Atlanta
Doubletree Club - Philadelphia
Holiday Inn Select - Strongsville
Crowne Plaza - Macon
Holiday Inn - Marietta
Holiday Inn - Lancaster
Clarion - North Charleston

Pool 2
Crowne Plaza - Albany
Holiday Inn - Linthicum
Residence Inn - Dedham
Courtyard by Marriott  - Tulsa
Courtyard by Marriott  - Lafayette
Holiday Inn - Pittsburgh
Marriott Fairfield Inn  - Augusta
Holiday Inn - York
Holiday Inn - E. Hartford

Pool 3
Holiday Inn - Baltimore
Crowne Plaza - West Palm Beach
Holiday Inn - Glen Burnie
Courtyard by Marriott - Bentonville
Holiday Inn - Towson
Holiday Inn - St. Paul
Courtyard by Marriott - Florence
Holiday Inn SunSpree - Surfside Beach
Marriott Fairfield Inn - Merrimack

Pool 4
Crowne Plaza - Houston
Hilton  - Columbia
Hilton  - Troy
Holiday Inn Select - Irving
Residence Inn - Little Rock
Holiday Inn - Frederick
Courtyard by Marriott - Paducah
Courtyard by Marriott - Abilene
Holiday Inn  - Fairmont